SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                     FORM 8-K



                                  CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):  May 13, 1999
                                                       ------------


                               UNITRONIX CORPORATION
                               ---------------------
              (Exact name of Registrant as specified in its charter)


                                     NEW JERSEY
                                     ----------
          (State or other jurisdiction of incorporation or organization)


            0-17080                                          22-2086851
  ------------------------                                -----------------
  (Commission File Number)                                (I.R.S. Employer
                                                         Identification No.)


     One Newbury Street, Peabody, MA                           01960
     -------------------------------                           -----
  (Address of Principal Executive Offices)                    (Zip Code)


      Registrant's telephone number, including area code: (978) 535-3912
                                                          --------------


                                       N/A
                                       ---
                                  Former Address










                             UNITRONIX CORPORATI0N


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Previous independent accountants

    (i) On May 13, 1999, Unitronix Corporation dismissed PricewaterhouseCoopers LLP as its independent accountants. The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

   (ii) The reports of PricewaterhouseCoopers LLP on the financial statements for the past two fiscal years contained no adverse opinion or disclaimer of opinion and were not qualified as to uncertainty, audit scope or accounting principle. However, such reports were modified to include in each year an explanatory paragraph regarding the existence of substantial doubt about the entity's ability to continue as a going concern.

  (iii) In connection with its audits for the two most recent fiscal years and through May 13, 1999, there have been no disagreements with Pricewater-houseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Pricewaterhouse-Coopers LLP, would have caused them to make reference thereto in their report on the financial statements for such years.

   (iv) The Registrant has requested that PricewaterhouseCoopers LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter dated May 17, 1999 is filed as an exhibit to this Form 8-K.

(b) New independent accountants

    (i) The Registrant engaged Dan Clasby & Company as its new independent accountants as of May 13, 1999. During the two most recent fiscal years and through May 13, 1999, the Registrant has not consulted with Dan Clasby & Company regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements, and either a written report was provided to the Registrant or oral advice was provided that Dan Clasby & Company con-cluded was an important factor considered by the Registrant in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (C)Exhibits

        1.Letter of PricewaterhouseCoopers LLP to the Securities and Exchange Commission dated May 17, 1999.




                                  SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            UNITRONIX CORPORATION
                                            (Registrant)


Date:  May 17, 1999                         /s/William C. Wimer
       ------------                         -------------------
                                            William C. Wimer
                                            Vice President &
                                            Chief Financial Officer
















































May 17, 1999


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Unitronix Corporation (copy attached), which we understand will be filed with the Commission, pursuant to Item 4 of Form 8-K, as part of the Company's Form 8-K report dated May 13, 1999. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,


PricewaterhouseCoopers LLP